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                                                                   EXHIBIT 10.49

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


        AMENDMENT, dated as of September ___, 1997, between Ticketmaster Corporation (the "Company"), and Judy A. Black ("Executive").

                              W I T N E S S E T H:

        WHEREAS, the Company and Executive are parties to that certain Employment Agreement, dated as of March 1, 1995 (the "Agreement"), relative to Executive's employment by the Company; and

        WHEREAS, the Company and Executive have agreed to make certain amendments to the Agreement;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. Terms defined in the Agreement shall have the same meaning when used in this Amendment, unless the context requires otherwise.

        2. EXTENSION OF THE TERM. The term of the Agreement is hereby extended for a period of three (3) additional years, commencing on March 1, 1998 and ending on February 28, 2001 (the "Extension Period").

        3. BASE SALARY AMOUNT DURING EXTENSION. The Base Salary Amount during the first, second and third Contract Years of the Extension Period shall be $275,000, $285,000 and $300,000, respectively, per annum.

        4. CONTINUED EFFECTIVENESS OF AGREEMENT. Except as expressly set forth herein, the Agreement shall continue in full force and effect in accordance with its terms and provisions thereof.

        IN WITNESS WHEREOF, the Company and Executive have executed this Agreement effective as of the date and year first written above.

                                    By:     Ticketmaster Corporation,
                                            a Illinois corporation

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                                            By:
                                              ----------------------------------
                                            Title:
                                                 -------------------------------


                                            -----------------------------------
                                            Judy A. Black, an individual



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